SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported: December 30, 2005



                           CHINA NETTV HOLDINGS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            000-26217                   98-0203170
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

World Trade Centre, Suite 536, 999 Canada Place, Vancouver BC V6C 3E2 Canada
------------------------------------------------------------------------------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (604) 641-1366
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

The Board has approved the issuance of shares to the following people pursuant to the Highland Acquisition Agreement and pursuant to Regulation S.

Du Yan Guang                            3,760,000 shares
Fu You Zhen                             3,290,000 shares
Gao Fengyi                              5,640,000 shares
Han Qing Lin                            2,490,000 shares
Ibrahim Abdullah                        4,700,000 shares
Ma Xiao Jun (nominee)                   3,525,000 shares
Noorappa Abdulrahim Kamaludeen          4,700,000 shares
Wang Donghong                             470,000 shares
Wang Jing (nominee)                     3,760,000 shares
Wang Lan Mei                            3,760,000 shares
Wang Qiang                              3,290,000 shares
Wang Yu Lan                             3,525,000 shares
Yang Yan                                5,640,000 shares
Yi Ting Bin                               235,000 shares
Zhang Zhen Kai                            235,000 shares
Zhu Guang Min                           4,230,000 shares
Jie Yang (Director)                     2,350,000 shares
Zhi Wang (Director)                     9,400,000 shares
                                       -----------------
Total                                  65,000,000 shares

Ronald Xie (Finder's Fees)              9,639,000 shares

Total                                  74,639,000 shares


Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     At the annual meeting on December 30, 2005, Anthony Garson, Zhi Wang, Jie Yang, Xiaojun Ma, and Jing Wang were elected as directors to hold office until the next annual meeting of shareholders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

     The shareholders approved an Amendment of the Articles of Incorporation to increase the authorized capital from 200,000,000 to 500,000,000 common shares.

     The shareholders voted to change the name of the Company to Great China Mining, Inc. or as close thereto as is available and to authorize the Amendment of the Articles of Incorporation to recite the new name.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None

Section 8 - Other Events

Item 8.01 Other Events

     On December 30, 2005, the Company held an annual meeting. At this meeting, the shareholders voted in favor of the appointment of Clancy and Co., P.L.L.C., Public Accountants, as the auditor for the company for the year ending December 31, 2005.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  3.1     Certificate of Amendment

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 3, 2006               China NetTV Holdings, Inc.



                                    By: /s/ Anthony Garson
                                        ----------------------------------------
                                        Anthony Garson, CEO, President, &
                                        Director